Listing expenses (Tables)	12 Months Ended
Dec. 31, 2024
Listing Expenses
Schedule of listing expenses

Listing expenses were non-recurring expenses incurred in connection with the Business Combination and are as follows:

	2024	2023
	US$	US$
Share issued as consideration	-	67,641,500
Net assets of SPAC	-	(590,526)
Revaluation of FPA	-	24,241,261
Professional fees	-	1,680,198
Printing, courier, and others	-	94,891
	-	93,067,324